UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2015

Date of reporting period:  November 30, 2014

Item 1. Reports to Stockholders.

Semi-Annual Report

November 30, 2014

Schooner Fund

Class A
(SCNAX)

Class I
(SCNIX)

Investment Advisor

Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Phone: 866-724-5997

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	6
INVESTMENT HIGHLIGHTS	8
SCHEDULE OF INVESTMENTS	11
SCHEDULE OF OPTIONS WRITTEN	18
STATEMENT OF ASSETS AND LIABILITIES	19
STATEMENT OF OPERATIONS	20
STATEMENTS OF CHANGES IN NET ASSETS	21
FINANCIAL HIGHLIGHTS	22
NOTES TO FINANCIAL STATEMENTS	25
BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT	35
NOTICE OF PRIVACY POLICY & PRACTICES	39
ADDITIONAL INFORMATION	40

Schooner Fund (SCNAX/SCNIX)
Semi-Annual Shareholder Letter

Dear Fellow Shareholders,

One of the reasons for the Fund’s long term success is our ability to adjust our hedging vehicles based on the market environment. This flexibility to adjust hedging strategies and tactics rather than performing the same trade in all environments is in our view a positive differentiation in the hedged equity space. Throughout 2014, we continued to adjust the Fund’s positioning according to the option pricing levels dictated by implied volatility pricing.  We continue to believe volatility in the U.S. equity space is inexpensive, and that purchasing puts is the best primary hedging mechanism.

General Positioning Overview –

Throughout the last year, the Fund has utilized short-dated index SPDR S&P 500 ETF Trust (SPY) puts as the hedging mechanism of choice, with little to no use of covered calls within the portfolio. This contrasts dramatically to our portfolio positioning 5 years ago, when the Fund had 97% covered calls.  In 2013 we shift the hedging strategy away from covered calls entirely in favor of a put purchasing program.  Our primary reasoning for this short-dated put positioning has been the consistently low pricing level of these options.  Remember our goal is to hedge the portfolio and use what we believe to be the most price-efficient hedges available.

Purchasing flood insurance after Hurricane Sandy was dramatically more expensive than it was before that natural disaster. The same is true for purchasing hedging tools on the stock market. As the market moves and becomes more or less volatile, the price of hedging that risk changes as well. The fundamental rule of investing holds true for the Fund’s hedging strategies. The goal is to buy low and sell high. To use the insurance analogy- when insurance premiums are historically cheap, we want to buy insurance. When they are expensive, we want to be collecting those premiums. We believe that this flexibility to adjust our hedging tactics based on market prices is a main reason the Fund has outperformed its hedged equity peers since inception.

Detailed Current Positioning Overview –

Recently, we started supplementing our long put position with some put spreads. Put skew, the relationship between strike prices and option pricing levels, increased in October.  With skew elevated, the difference in pricing between put options that are at-the-money versus those further out-of-the-money (OTM) is extreme. To capitalize on this, we sold the more expensive puts that were 15% or more OTM and bought the relatively cheaper puts that were less than 5% OTM.  The result was we covered a good amount of our hedging costs, while still being well hedged.

We are always monitoring volatility pricing levels to determine proper hedging tactics. During October, we were getting fairly close to implementing some single name covered call positions for roughly one-third of the underlying equities in the portfolio, but pricing never quite reached the desired levels.

Year-End Asset Allocations –

Our team has frequent conversations with investors and welcomes questions and discussions about the markets, the liquid alternatives space, and the Fund. It is important for investors to understand the most appropriate description of the Fund is U.S. “Hedged Equity”, seeking to capture a substantial portion of the long term total return potential of equities, while aiming to limit portfolio volatility and downside risk.

From what we have seen, there are two primary audiences that are finding the Fund useful in their portfolios:

1.	Investors who have anxiety about re-entering the stock market.

Many investors were hesitant to invest in stocks after the financial crisis of 2008, and they have missed out on historic gains since market lows in 2009. The Fund strives to be a relatively less risky way to gain some equity market exposure for more risk averse investors.

2.	Investors wary of a correction in the markets.

Some investors are nervous about overall market dynamics, such as the Federal Reserve’s participation in the stock market, a possible stock market bubble, or fixed income market corrections. Due to the hedged nature of the Schooner strategy, the Fund is a nice alternative for investors looking for capital appreciation, but who aren’t comfortable with a traditional stocks-and-bonds only portfolio given the risks present in those asset classes.

As we enter 2015, the risk of a pullback in the stock market remains ever present, and the fixed income markets continue to look vulnerable. The case for hedged equity strategies continues to be compelling. We continue to maintain a net long exposure with a robust hedge that seeks to provide both asymmetry of returns and a safeguard against a true crash.  We are not “perma” anything, bull or bear, but simply strive to use our volatility based trading strategies to deliver superior risk-adjusted returns. The coming year will undoubtedly create many opportunities and challenges for equity investors and we look forward to serving our shareholders. Thank you for your ongoing trust and confidence.

Sincerely,

Greg Levinson & Tony Fusco
Portfolio Managers

Must be proceeded or accompanied by a prospectus.

Past performance is no guarantee of future results.

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Below investment grade bonds are subject to greater loss of income and principal. The Fund may also use options and futures contracts, which have risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The Fund may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs. Covered calls may limit the upside potential of a security and puts may obligate a purchase of a security in unfavorable market conditions.

Opinions expressed in this letter are those of Schooner Investment Group, LLC (the “Advisor”), are subject to change at any time, are not guaranteed and should not be considered investment advice. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

Options are not suitable for all investors and supporting documentation for any claims will be supplied upon request. An options disclosure document can be obtained by visiting The Options Clearing Corporation’s website at www.optionsclearing.com. Please read it carefully before investing.

The SPDR S&P ETF (SPY) is an exchange traded fund that, before expenses, generally corresponds to the price and yield performance of the S&P 500 Index.

Put Option Definition: An option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. This is the opposite of a call option, which gives the holder the right to buy shares. A put becomes more valuable as the price of the underlying security depreciates.

The Schooner Fund is distributed by Quasar Distributors, LLC.

SCHOONER FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on investments of $1,000 invested at the beginning of the period and held for the entire period (6/1/14 – 11/30/14).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay a maximum initial sales charge of 4.75% when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of the investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SCHOONER FUND
Expense Example (Continued)
(Unaudited)

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/2014	11/30/2014	6/1/2014–11/30/2014(1)
Actual	$1,000.00	$ 995.40	$8.50
Hypothetical	$1,000.00	$1,016.55	$8.59

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

	Class I
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/2014	11/30/2014	6/1/2014–11/30/2014(1)
Actual	$1,000.00	$ 996.50	$7.26
Hypothetical	$1,000.00	$1,017.80	$7.33

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

SCHOONER FUND
Investment Highlights
(Unaudited)

The Fund’s primary investment objective is long-term capital appreciation with the generation of moderate current income. The Fund seeks to achieve its investment objective by investing its assets in a diversified portfolio of equity securities of U.S. companies with large market capitalizations (“large-cap companies”). The Fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more. The Fund’s investment strategy consists of a multi-tiered approach, including:

1)	managing an equity portfolio of U.S. large-cap companies;
2)	selling single issuer call options against long equity positions;
3)	purchasing U.S. convertible securities; and
4)	purchasing and/or selling combinations of index related puts and put spreads and calls and call spreads.

The Fund’s allocation of portfolio assets as of November 30, 2014 is shown below.

Allocation of Portfolio Assets
(% of Investments)

Continued

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2014(1)

				Since	Since
				Inception	Inception
	1 Year	3 Years	5 Years	(8/29/08)	(6/22/12)
Class A
(with sales charge)	(3.26)%	4.63%	5.13%	5.59%	—
Class A
(without sales charge)	1.57%	6.34%	6.16%	6.41%	—
Class I	1.84%	—	—	—	6.34%
S&P 500 Index	16.86%	20.93%	15.96%	10.33%	22.22%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 4.75% for Class A. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Class A
Growth of $10,000 Investment

Class I
Growth of $1,000,000 Investment

SCHOONER FUND

Schedule of Investments

November 30, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS 94.00%
Administrative and Support Services 0.41%
Baker Hughes, Inc.	30,000	$1,710,000

Ambulatory Health Care Services 0.55%
DaVita HealthCare Partners, Inc. (a)	30,000	2,295,900

Beverage and Tobacco Product Manufacturing 3.52%
Altria Group, Inc.	70,000	3,518,200
Coca-Cola Co.	90,000	4,034,700
PepsiCo, Inc.	40,000	4,004,000
Philip Morris International, Inc.	35,000	3,042,550
		14,599,450

Broadcasting (except Internet) 3.61%
Comcast Corp. – Class A	55,000	3,137,200
DIRECTV (a)	40,000	3,508,400
Discovery Communications, Inc. (a)	50,000	1,745,000
Viacom, Inc. – Class B	50,000	3,781,500
Walt Disney Co.	30,000	2,775,300
		14,947,400

Building Material and Garden Equipment and Supplies Dealers 0.15%
Lowe’s Companies, Inc.	10,000	638,300

Chemical Manufacturing 7.97%
Abbott Laboratories	70,000	3,115,700
AbbVie, Inc.	5,000	346,000
Dow Chemical Co.	65,000	3,163,550
Eli Lilly & Co.	50,000	3,406,000
Gilead Sciences, Inc. (a)	40,000	4,012,800
Johnson & Johnson	55,000	5,953,750
Merck & Co., Inc.	90,000	5,436,000
Mosaic Co.	50,000	2,288,500
Pfizer, Inc.	150,000	4,672,500
Praxair, Inc.	5,000	641,900
		33,036,700

Clothing and Clothing Accessories Stores 0.67%
Gap, Inc.	70,000	2,772,000

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2014 (Unaudited)

	Shares	Value

Computer and Electronic Product Manufacturing 11.26%
Activision Blizzard, Inc.	150,000	$3,247,500
Agilent Technologies, Inc.	10,000	427,400
Analog Devices, Inc.	20,000	1,092,800
Apple, Inc.	70,000	8,325,100
Cisco Systems, Inc.	100,000	2,764,000
EMC Corp.	100,000	3,035,000
Hewlett-Packard Co.	60,000	2,343,600
Intel Corp.	140,000	5,215,000
Medtronic, Inc.	30,000	2,216,100
Micron Technology, Inc. (a)	30,000	1,078,500
Northrop Grumman Corp.	5,000	704,650
NVIDIA Corp.	50,000	1,048,500
QUALCOMM, Inc.	70,000	5,103,000
Raytheon Co.	10,000	1,067,000
SanDisk Corp.	5,000	517,300
Seagate Technology PLC (b)	20,000	1,322,200
St. Jude Medical, Inc.	40,000	2,718,400
Texas Instruments, Inc.	50,000	2,721,000
Tyco International PLC (b)	10,000	429,000
Western Digital Corp.	12,500	1,290,875
		46,666,925

Couriers and Messengers 0.43%
FedEx Corp.	10,000	1,781,800

Credit Intermediation and Related Activities 9.81%
American Express Co.	25,000	2,310,500
Bank of America Corp.	250,000	4,260,000
Bank of New York Mellon Corp.	60,000	2,401,800
Capital One Financial Corp.	25,000	2,080,000
Citigroup, Inc.	65,000	3,508,050
Fifth Third Bancorp	50,000	1,006,000
JPMorgan Chase & Co.	100,000	6,016,000
KeyCorp	100,000	1,350,000
PNC Financial Services Group, Inc.	42,000	3,673,740
Regions Financial Corp.	325,000	3,272,750
State Street Corp.	25,000	1,918,250
SunTrust Banks, Inc.	50,000	1,964,500
Visa, Inc.	5,000	1,290,950
Wells Fargo & Co.	102,500	5,584,200
		40,636,740

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2014 (Unaudited)

	Shares	Value

Electrical Equipment, Appliance, and Component Manufacturing 3.42%
Corning, Inc.	150,000	$3,153,000
Dover Corp.	40,000	3,079,600
General Electric Co.	285,000	7,549,650
Whirlpool Corp.	2,000	372,340
		14,154,590

Electronics and Appliance Stores 0.19%
Best Buy Co., Inc.	20,000	788,200

Fabricated Metal Product Manufacturing 0.62%
Parker-Hannifin Corp.	20,000	2,580,600

Food Manufacturing 1.14%
Archer-Daniels-Midland Co.	60,000	3,160,800
Mondelez International, Inc. – Class A	40,000	1,568,000
		4,728,800

Food Services and Drinking Places 1.03%
McDonald’s Corp.	20,000	1,936,200
Yum! Brands, Inc.	30,000	2,317,500
		4,253,700
Furniture and Related Product Manufacturing 0.60%
Johnson Controls, Inc.	50,000	2,500,000

General Merchandise Stores 1.59%
Kohl’s Corp.	30,000	1,788,600
Macy’s, Inc.	20,000	1,298,200
Wal-Mart Stores, Inc.	40,000	3,501,600
		6,588,400

Health and Personal Care Stores 0.30%
Express Scripts Holdings Co. (a)	15,000	1,247,250

Insurance Carriers and Related Activities 6.81%
Aetna, Inc.	40,000	3,489,600
Allstate Corp.	30,000	2,044,500
American International Group, Inc.	60,000	3,288,000
Anthem, Inc.	20,000	2,558,200
Cigna Corp.	20,000	2,057,800
Hartford Financial Services Group, Inc.	25,000	1,032,500
MetLife, Inc.	60,000	3,336,600

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2014 (Unaudited)

	Shares	Value

Insurance Carriers and Related Activities 6.81% (Continued)
Principal Financial Group, Inc.	45,000	$2,397,150
Prudential Financial, Inc.	38,000	3,229,240
Travelers Companies, Inc.	20,000	2,089,000
UnitedHealth Group, Inc.	27,500	2,712,325
		28,234,915

Machinery Manufacturing 1.69%
Caterpillar, Inc.	30,000	3,018,000
Deere & Co.	10,000	866,200
FMC Technologies, Inc. (a)	10,000	477,700
Ingersoll-Rand PLC (b)	10,000	630,600
National Oilwell Varco, Inc.	30,000	2,011,200
		7,003,700

Management of Companies and Enterprises 0.84%
AES Corp.	250,000	3,467,500

Merchant Wholesalers, Durable Goods 0.76%
Xerox Corp.	225,000	3,141,000

Merchant Wholesalers, Nondurable Goods 1.49%
Cardinal Health, Inc.	20,000	1,643,800
Procter & Gamble Co.	50,000	4,521,500
		6,165,300

Mining (except Oil and Gas) 1.33%
Freeport-McMoRan, Inc.	75,000	2,013,750
Newmont Mining Corp.	190,000	3,496,000
		5,509,750

Miscellaneous Manufacturing 1.73%
3M Co.	12,000	1,921,080
Boston Scientific Corp. (a)	190,000	2,445,300
Stryker Corp.	30,000	2,787,300
		7,153,680

Motion Picture and Sound Recording Industries 1.03%
Time Warner, Inc.	50,000	4,256,000

Nonstore Retailers 0.49%
Amazon.com, Inc. (a)	6,000	2,031,840

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2014 (Unaudited)

	Shares	Value

Oil and Gas Extraction 3.34%
Anadarko Petroleum Corp.	22,500	$1,780,875
Devon Energy Corp.	35,000	2,063,950
EOG Resources, Inc.	20,000	1,734,400
Hess Corp.	20,000	1,458,600
Noble Energy, Inc.	25,000	1,229,500
Occidental Petroleum Corp.	33,000	2,632,410
Phillips 66	40,000	2,920,800
		13,820,535

Other Information Services 2.67%
Facebook, Inc. (a)	30,000	2,331,000
Google, Inc. – Class A (a)	10,000	5,490,800
Google, Inc. – Class C (a)	6,000	3,250,980
		11,072,780

Paper Manufacturing 0.56%
Kimberly-Clark Corp.	20,000	2,331,800

Petroleum and Coal Products Manufacturing 4.18%
Chevron Corp.	30,000	3,266,100
Exxon Mobil Corp.	90,000	8,148,600
Marathon Oil Corp.	70,000	2,024,400
Murphy Oil Corp.	30,000	1,452,600
Valero Energy Corp.	50,000	2,430,500
		17,322,200

Plastics and Rubber Products Manufacturing 0.11%
Illinois Tool Works, Inc.	5,000	474,650

Primary Metal Manufacturing 0.21%
Alcoa, Inc.	50,000	864,500

Professional, Scientific, and Technical Services 2.35%
Amgen, Inc.	10,000	1,653,100
Cognizant Technology Solutions Corp. – Class A (a)	25,000	1,349,750
International Business Machines Corp.	22,500	3,648,825
Omnicom Group, Inc.	40,000	3,090,800
		9,742,475
Publishing Industries (except Internet) 3.85%
CA, Inc.	70,000	2,180,500
Microsoft Corp.	140,000	6,693,400
Oracle Corp.	105,000	4,453,050

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2014 (Unaudited)

	Shares	Value

Publishing Industries (except Internet) 3.85% (Continued)
Symantec Corp.	100,000	$2,609,000
		15,935,950

Rail Transportation 0.26%
CSX Corp.	30,000	1,094,700

Securities, Commodity Contracts, and Other Financial Investments
and Related Activities 0.68%
Morgan Stanley	80,000	2,814,400

Support Activities for Mining 2.09%
ConocoPhillips	50,000	3,303,500
Halliburton Co.	35,000	1,477,000
Schlumberger Ltd. (b)	45,000	3,867,750
		8,648,250

Telecommunications 3.01%
AT&T, Inc.	90,000	3,184,200
CenturyLink, Inc.	35,000	1,426,950
T-Mobile US, Inc. (a)	130,000	3,794,700
Verizon Communications, Inc.	80,000	4,047,200
		12,453,050

Transportation Equipment Manufacturing 4.61%
Eaton Corp. PLC (b)	45,000	3,052,350
Ford Motor Co.	190,000	2,988,700
General Motors Co.	90,000	3,008,700
Honeywell International, Inc.	35,000	3,467,450
Lockheed Martin Corp.	12,500	2,394,500
PACCAR, Inc.	30,000	2,010,600
Textron, Inc.	50,000	2,166,000
		19,088,300

Utilities 2.64%
American Electric Power Co., Inc.	40,000	2,302,000
CenterPoint Energy, Inc.	95,000	2,274,300
Entergy Corp.	15,000	1,258,500
NRG Energy, Inc.	90,000	2,813,400
PPL Corp.	65,000	2,309,450
		10,957,650
Total Common Stocks (Cost $351,724,979)		389,511,680

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2014 (Unaudited)

	Shares	Value

CONVERTIBLE PREFERRED STOCKS 1.60%
Bunge Ltd. (b)	30,000	$3,343,800
United Technologies Corp.	55,000	3,300,550
Total Convertible Preferred Stocks (Cost $6,739,014)		6,644,350

	Principal
	Amount
CONVERTIBLE BONDS 0.84%
Integra LifeSciences Holdings Corp.
1.625%, 12/15/2016	$1,601,000	1,688,054
Vishay Intertechnology, Inc. (c)
2.250%, 05/15/2041	2,000,000	1,791,250
Total Convertible Bonds (Cost $3,529,852)		3,479,304

	Contracts
PURCHASED OPTIONS 1.23%
Put Options 1.23%
SPDR S&P 500 ETF
Expiration: December 2014, Exercise Price: $199.00 (a)	5,000	350,000
Expiration: December 2014, Exercise Price: $200.00 (a)	1,500	121,500
Expiration: January 2015, Exercise Price: $195.00 (a)	6,000	708,000
Expiration: January 2015, Exercise Price: $196.00 (a)	3,000	387,000
Expiration: January 2015, Exercise Price: $197.00 (a)	3,000	420,000
Expiration: January 2015, Exercise Price: $198.00 (a)	2,000	314,000
Expiration: January 2015, Exercise Price: $199.00 (a)	4,000	696,000
Expiration: January 2015, Exercise Price: $200.00 (a)	4,500	855,000
Expiration: January 2015, Exercise Price: $201.00 (a)	6,000	1,236,000
Total Purchased Options (Cost $6,344,871)		5,087,500

Total Investments (Cost $368,338,716) 97.67%		404,722,834
Other Assets in Excess of Liabilities 2.33%		9,634,716
TOTAL NET ASSETS 100.00%		$414,357,550

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $1,791,250, represents 0.43% of net assets.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Options Written

November 30, 2014 (Unaudited)

	Contracts	Value

Put Options
SPDR S&P 500 ETF
Expiration: December, 2014, Exercise Price: $160.00 (a)	35,000	$70,000
Total Options Written (Premiums received $2,593,642)		$70,000

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statement of Assets and Liabilities

November 30, 2014 (Unaudited)

Assets
Investment, at value (cost $368,338,716)	$404,722,834
Cash at custodian	7,714,206
Dividends and interest receivable	920,284
Receivable for investments sold	3,486,303
Receivables for Fund shares sold	685,127
Other Assets	38,897
Total Assets	417,567,651
Liabilities
Options written, at value (premiums received $2,593,642)	70,000
Payable for investments purchased	1,942,166
Payable for Fund shares redeemed	523,259
Payable to affiliates	176,236
Payable to Advisor	420,066
Payable for distribution fees – Class A	38,938
Accrued expenses and other liabilities	39,436
Total Liabilities	3,210,101
Net Assets	$414,357,550

Net assets consist of:
Paid-in capital	$387,343,712
Accumulated undistributed net investment income	3,613,367
Accumulated net realized loss	(15,507,289)
Net unrealized appreciation on:
Investments and purchased options	36,384,118
Written options	2,523,642
Net Assets	$414,357,550

Class A Shares
Net Assets	$177,582,202
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	6,896,737
Net asset value and redemption price per share	$25.75
Maximum offering price per share ($25.75/0.9525)(1)	$27.03

Class I Shares
Net Assets	$236,775,348
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	9,152,751
Net asset value, offering price and redemption price per share	$25.87

(1)	Reflects a maximum sales charge of 4.75%.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statement of Operations

For the Six Months Ended November 30, 2014 (Unaudited)

Investment Income
Dividend income	$4,640,307
Interest income	117,595
Total Investment Income	4,757,902

Expenses
Investment Advisory fees	2,788,312
Distribution fees – Class A	252,377
Administration fees	201,105
Fund accounting fees	68,248
Transfer agent fees and expenses	62,957
Federal and state registration fees	41,251
Custody fees	26,412
Reports to shareholders	10,791
Audit and tax fees	9,670
Legal fees	9,146
Chief Compliance Officer fees and expenses	6,039
Interest and Broker expenses	5,544
Trustees’ fees and related expenses	2,299
Other expenses	6,739
Net Expenses	3,490,890
Net Investment Income	1,267,012
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments and purchased options	(2,509,822)
Written options	1,220,033
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	(5,425,007)
Written options	2,523,642
Net Realized and Unrealized Loss on Investments	(4,191,154)
Net Decrease in Net Assets from Operations	$(2,924,142)

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statements of Changes in Net Assets

	Period Ended
	November 30, 2014	Year Ended
	(Unaudited)	May 31, 2014
From Operations
Net investment income	$1,267,012	$2,346,357
Net realized gain (loss) from:
Investments and purchased options	(2,509,822)	2,925,676
Written options	1,220,033	(282,298)
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	(5,425,007)	15,528,651
Written options	2,523,642	—
Net increase (decrease) in net assets
resulting from operations	(2,924,142)	20,518,386

From Distributions
Net investment income – Class A	—	(384,558)
Net investment income – Class I	—	(579,498)
Net decrease in net assets resulting
from distributions paid	—	(964,056)

From Capital Share Transactions
Proceeds from shares sold – Class A	28,232,696	111,369,963
Proceeds from shares sold – Class I	69,134,642	161,649,071
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A	—	348,249
Net asset value of shares issued to shareholders in
payment of distributions declared – Class I	—	532,285
Payment for shares redeemed – Class A	(55,910,663)	(39,137,386)
Payment for shares redeemed – Class I	(54,621,330)	(40,517,004)
Net increase/(decrease) in net assets
from capital share transactions	(13,164,655)	194,245,178
Total Increase (Decrease) In Net Assets	(16,088,797)	213,799,508
Net Assets
Beginning of period	430,446,347	216,646,839
End of period	$414,357,550	$430,446,347
Accumulated Undistributed Net Investment Income	$3,613,367	$2,346,355

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Financial Highlights – Class A

Per Share Data for a Share Outstanding Throughout the Period

	Six Months Ended
	November 30, 2014
	(Unaudited)
Net Asset Value, Beginning of Period	$25.87

Income from investment operations:
Net investment income (loss)(1)	0.06
Net realized and unrealized gains (loss) on investments	(0.18)
Total from investment operations	(0.12)

Less distributions paid:
From net investment income	—
From net realized gain on investments	—
Total distributions paid	—
Net Asset Value, End of Period	$25.75
Total return(2)	(0.46	)%(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$177,582
Ratio of expenses to average net assets
Before waivers and reimbursement of expenses	1.70	%(5)(6)
After waivers and reimbursement of expenses	1.70	%(5)(6)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses	0.43	%(5)
After waivers and reimbursements of expenses	0.43	%(5)
Portfolio turnover rate	50.84	%(4)

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(3)	Amount is less than 0.5 cent per share.
(4)	Not annualized.
(5)	Annualized.
(6)
The ratio of expenses to average net assets includes broker interest and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 1.70% and 1.70%, respectively, for the six months ended November 30, 2014, 1.74% and 1.80%, respectively, for the fiscal year ended May 31, 2014, 1.84% and 1.96%, respectively, for the fiscal year ended May 31, 2013, and 1.96% and 1.99%, respectively, for the fiscal year ended May 31, 2012.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout the Period

Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
May 31, 2014		May 31, 2013		May 31, 2012		May 31, 2011	May 31, 2010
$24.35		$23.62		$23.11		$21.65	$18.90

0.15		0.13		0.09		0.08	(0.17)
1.43		1.90		0.69		2.45	3.26
1.58		2.03		0.78		2.53	3.09

(0.06)		(0.01)		(0.09)		(0.04)	0.00 (3)
—		(1.29)		(0.18)		(1.03)	(0.34)
(0.06)		(1.30)		(0.27)		(1.07)	(0.34)
$25.87		$24.35		$23.62		$23.11	$21.65
6.35%		9.31%		3.39%		11.81%	16.34%

$206,748		$123,824		$125,752		$49,209	$13,390

1.74	%(6)	1.84	%(6)	1.97	%(6)	2.31%	3.97%
1.79	%(6)	1.96	%(6)	2.00	%(6)	2.00%	2.00%

0.65%		0.67%		0.40%		0.04%	(2.76)%
0.60%		0.55%		0.37%		0.35%	(0.79)%
114.36%		112.43%		92.02%		179.08%	123.54%

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Financial Highlights – Class I

Per Share Data for a Share Outstanding Throughout the Period

	Six Months Ended
	November 30, 2014		Year Ended	Period Ended
	(Unaudited)		May 31, 2014	May 31, 2013(1)
Net Asset Value,
Beginning of Period	$25.96		$24.41	$23.71

Income from investment operations:
Net investment income(2)	0.09		0.23	0.20
Net realized and unrealized
gains (loss) on investments	(0.18)		1.43	1.82
Total from investment operations	(0.09)		1.66	2.02

Less distributions paid:
From net investment income	—		(0.11)	(0.03)
From net realized gain on investments	—		—	(1.29)
Total distributions paid	—		(0.11)	(1.32)
Net Asset Value, End of Period	$25.87		$25.96	$24.41
Total return(3)	(0.35	)%(4)	6.67%	9.30	%(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$236,775		$223,699	$92,823
Ratio of expenses to average net assets
Before waivers and
reimbursement of expenses(6)	1.45	%(5)	1.49%	1.59	%(5)
After waivers and
reimbursement of expenses(6)	1.45	%(5)	1.49%	1.59	%(5)
Ratio of net investment income
to average net assets
Before waivers and
reimbursements of expenses	0.68	%(5)	0.90%	0.91	%(5)
After waivers and
reimbursements of expenses	0.68	%(5)	0.90%	0.91	%(5)
Portfolio turnover rate	50.84	%(4)	114.36%	112.43	%(4)

(1)	The Class I shares commenced operations on June 22, 2012.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)
The ratio of expenses to average net assets includes broker interest and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 1.45% and 1.45%, respectively, for the six months ended November 30, 2014, 1.49% and 1.49%, respectively, for the period ended May 31, 2014, and 1.59% and 1.59%, respectively, for the period ended May 31, 2013.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND
Notes to Financial Statements
November 30, 2014 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Schooner Fund (the “Fund”), formerly known as the Schooner Growth and Income Fund, represents a distinct diversified series with its own investment objectives and policies within the Trust.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Schooner Investment Group, LLC (the “Advisor”).

The Fund’s Class A shares became effective and commenced operations on August 29, 2008.  Effective June 22, 2012, the Fund began offering Class I shares.  Class A shares are subject to an initial maximum sales charge of 4.75% imposed at the time of purchase. The sales charge declines as the amount purchased increases as set forth in the Fund’s prospectus. Class A shares are subject to a 0.25% Rule 12b-1 distribution fee. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single class of shares. The investment objective of the Fund is long-term capital appreciation with the generation of moderate current income.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities including common stocks and convertible preferred stocks, primarily traded on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such day, the security is valued at the mean between the bid and asked prices on such day.  OTC securities that are not traded on NASDAQ shall be valued at the most recent trade price.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2014 (Unaudited)

the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and ask prices provided by a pricing service (“Pricing Service”).  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  The Fund’s Pricing Services use multiple valuation techniques to determine fair value.  In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which quotes from market makers are used to determine fair value.  In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value and generally will be classified as Level 2 (described below).  Fixed income securities including corporate bonds and convertible bonds are normally valued on the basis of quotes obtained from brokers and dealers or a Pricing Service.  Securities that use similar valuation techniques and inputs as described above are categorized as Level 2.  Fixed income securities purchased on a delayed-delivery basis are typically marked-to-market daily until settlement at the forward settlement date.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2014 (Unaudited)

used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2014, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$389,511,680	$—	$—	$389,511,680
Convertible
Preferred Stocks	6,644,350	—	—	6,644,350
Convertible Bonds	—	3,479,304	—	3,479,304
Purchased Options	5,087,500	—	—	5,087,500
Total Assets	$401,243,530	$3,479,304	$—	$404,722,834
Liabilities:
Written Options	$70,000	$—	$—	$70,000
Total Liabilities	$70,000	$—	$—	$70,000

(1) See the Schedule of Investments for industry classifications.

The Fund did not invest in any Level 3 investments during the six months ended November 30, 2014. During the six months ended November 30, 2014, there were no transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period.

(b) Derivative Instruments
The Fund invested in derivative instruments such as purchased and written options during the year.
The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of November 30, 2014 was as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not
accounted for
as hedging	Statement of Assets &		Statement of Assets &
instruments	Liabilities Location	Value	Liabilities Location	Value
Equity Contracts –	Investments,		Options written,
Options	at value	$5,087,500	at value	$70,000
Total		$5,087,500		$70,000

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2014 (Unaudited)

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(28,485,902)	$1,220,033	$(27,265,869)
Total	$(28,485,902)	$1,220,033	$(27,265,869)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(629,093)	$2,523,642	$1,894,549
Total	$(629,093)	$2,523,642	$1,894,549

(1) Reflected within investments and purchased options on the Statement of Operations.
Options
GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund enters into written call options to hedge against changes in the value of equities. The Fund’s option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Advisor writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund enters into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.  As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.  As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2014 (Unaudited)

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

Transactions in options written during the six months ended November 30, 2014 were as follows:

		Total
	Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	65,000	4,821,961
Options exercised	(30,000)	(2,228,319)
Outstanding, end of year	35,000	$2,593,642

Transactions in purchased options during the six months ended November 30, 2014 for the Fund were as follows:

Contracts
Outstanding, beginning of year	30,500
Options purchased	1,811,562
Options sold	(1,783,931)
Options expired	(23,131)
Outstanding, end of year	35,000

(c) Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2014 (Unaudited)

As of and during the six months ended November 30, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for the tax years prior to the year ended May 31, 2011.

(d) Distributions to Shareholders

The Fund will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(e) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund and class, rounded to the nearest cent. The Fund and class shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(g) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% of average daily net assets of the Class A shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2014 (Unaudited)

(h) Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the first in – first out (“FIFO”) method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

(3)	Federal Tax Matters
The tax character of distributions paid to the Fund’s shareholders is as follows:

	Ordinary Income	Long-Term Capital Gains
Year ended May 31, 2013	$6,827,150	$1,393,805
Year ended May 31, 2014	$ 964,056	$ —

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended May 31, 2013 and May 31, 2014.

As of May 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$386,681,517
Gross tax unrealized appreciation	$45,542,957
Gross tax unrealized depreciation	(4,634,181)
Net tax unrealized appreciation	40,908,776
Undistributed ordinary income	2,376,898
Undistributed long-term capital gain	—
Total distributable earnings	2,376,898
Other accumulated gain/(loss)	13,347,694
Total accumulated earnings/(loss)	$29,937,980

The difference between book-basis and tax-basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales, straddle adjustments, and contingent payment debt instruments.

At May 31, 2014, the Fund deferred, on a tax basis, post-October losses of $11,183,595.

At May 31, 2014, the Fund had tax basis capital losses which may be carried forward to offset future short term capital gains indefinitely in the amount of $2,164,099.  To the extent that the Fund may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2014 (Unaudited)

effect on net assets or net asset value per share. For the year ended May 31, 2014, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income	$(2)
Paid-In Capital	2

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.25% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (excluding front-end or contingent deferred loads, taxes, leverage, interest, dividends or interest expenses on short positions, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) do not exceed 1.99% and 1.74% (the “Expense Limitation Cap”) of the average daily net assets of the Class A and Class I shares, respectively.  The Expense Limitation Caps are in effect through at least September 28, 2024, and subject to approval by the Advisor and Board of Trustees thereafter.  Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years.  For the period ended November 30, 2014, the Fund did not waive any expenses.

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for Class A shares, for services to prospective Fund shareholders and distribution of Fund shares.  The Distributor earned fees of $252,377 from Class A shares during the six months ended November 30, 2014.  At November 30, 2014, the Distributor was owed fees of $38,938 for Class A shares.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  For the six months ended November 30, 2014, administration fees of $201,105 were incurred for the Fund.  At November 30, 2014, the Administrator was owed fees of $98,288 for the Fund.

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2014 (Unaudited)

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the six months ended November 30, 2014, the Fund incurred $68,248, $62,957, and $26,412 in fund accounting, transfer agency, and custody fees, respectively.  At November 30, 2014, fees of $33,639, $29,417, and $11,854 were owed for fund accounting, transfer agency, and custody fees, respectively, for the Fund.

The Fund has a line of credit with US Bank (see Note 10).
The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.
Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the six months ended November 30, 2014, $6,039 of the Trust’s Chief Compliance Officer fee was allocated to the Fund.  At November 30, 2014 fees of $3,038 were owed for the Chief Compliance Officer’s services from the Fund.

(7)	Capital Share Transactions
Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
Class A Shares	November 30, 2014	May 31, 2014
Shares sold	1,089,488	4,456,939
Shares issued in reinvestment of distributions	—	13,787
Shares redeemed	(2,184,778)	(1,562,853)
Net increase (decrease)	(1,095,290)	2,907,873

	Six Months Ended	Year Ended
Class I Shares	November 30, 2014	May 31, 2014
Shares sold	2,659,296	6,413,041
Shares issued in reinvestment of distributions	—	21,022
Shares redeemed	(2,124,212)	(1,618,766)
Net increase	535,084	4,815,297

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and options, for the Fund for the six months ended November 30, 2014 are summarized below.  There were no purchases or sales of U.S. Government securities for the Fund.

Purchases	$220,977,918
Sales	$268,694,149

SCHOONER FUND
Notes to Financial Statements (Continued)
November 30, 2014 (Unaudited)

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2014, Charles Schwab & Co., Inc., for the benefit of others, held 44.65% and 48.71% of the Fund’s outstanding Class A and Class I shares, respectively.  At November 30, 2014, National Financial Services, LLC, for the benefit of others, held 30.96% and 29.84% of the Fund’s Class A and Class I shares, respectively.

(10)	Line of Credit

At November 30, 2014, the Fund had a line of credit in the amount of the lessor of $40,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 13, 2015.  This unsecured line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate of 3.25% (as of November 30, 2014). The credit facility is with the Fund’s custodian, US Bank.  During the six months ended November 30, 2014, the Fund had borrowings on the line of credit on twenty-two days, with an average borrowing and interest rate on those days of $2,350,455 and 3.25%, respectively. Interest expense of $4,688 incurred during the period is included within interest and broker expenses on the Statement of Operations.  The October 20, 2014 balance of $9,161,000 was the maximum amount of borrowings outstanding during the six months ended November 30, 2014.  As of November 30, 2014, the Fund did not have any borrowings on the line of credit outstanding.

(11)	Subsequent Event

On November 25, 2014 the Trust filed an update to its registration statement to add one additional series to the Trust, the Schooner Hedged Alternative Income Fund, which has commenced operations on December 1, 2014.

(12)	Recent Accounting Pronouncement

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.”  ASU No. 2014-11 make limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions.  The guidance is effective for the fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 13, 2014 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Schooner Fund (the “Fund”), a series of the Trust, and Schooner Investment Group, LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 19, 2014 (the “June 19, 2014 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2015.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Gregory R. Levinson and Anthony B. Fusco, the Fund’s portfolio managers, as well as other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees observed that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the Fund’s performance for Class A shares for the year-to-date, one-year, three-year and five-year periods ended April 30, 2014.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Class A shares of the Fund on both an absolute basis and in comparison to its benchmark index, the S&P 500 Index, and in comparison to a peer group of U.S. open-end long/short equity funds, as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).

The Trustees noted that the Fund’s performance for Class A shares for the year-to-date, one-year, three-year and five-year periods ended April 30, 2014 was above the Morningstar Peer Group medians for those periods, falling within the first quartile for the three-year and five-year periods, and within the second quartile for the one-year and year-to-date periods.  The Trustees noted that for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2014, the Fund’s performance lagged the S&P 500 Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to its Morningstar Peer Group.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had previously subsidized the Fund’s operations and had no remaining expenses to recoup because the Adviser contractually agreed to waive its ability to recoup any previously waived management fees or reimbursed expenses.  The Trustees also examined the level of profits that could be

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage commissions, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 19, 2014 meeting and the August 13, 2014 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.25% fell at the top of the third quartile, above the Morningstar Peer Group average of 1.06%, which also fell within the third quartile.  The Trustees noted that the Fund was operating below its expense cap of 1.99% for Class A shares.  The Trustees observed that the Fund’s total expenses (excluding Rule 12b-1 fees) of 1.55% for Class A shares was in the third quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.35%, which fell into the second quartile.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory activities.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2015 as being in the best interests of the Fund and its shareholders.

SCHOONER FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SCHOONER FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 100.00% of its ordinary income distribution for the year ended May 31, 2014 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2014, 100.00% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 0.00% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the year ended May 31, 2014.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 866-724-5997.

Independent Trustees
Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years
Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	36	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 59		2001	Marquette University		(an open-end
			(2004–present).		investment
					company with
					two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	36	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 58		2001	(1986–present).		(an open-end
					investment
					company with
					two portfolios).

SCHOONER FUND
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years
Jonas B. Siegel	Trustee	Indefinite	Retired	36	Independent
615 E. Michigan St.		Term; Since	(2011–present);		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Managing Director,		Multi-Asset
Age: 71		2009	Director, Chief		Endowment
			Administrative		fund complex
			Officer (“CAO”) and		(three closed-
			Chief Compliance		end investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Multi-Alternatives
			management firm)		fund complex
			(1994–2011).		(three closed-
end investment
companies);
Independent
Manager,
Ramius IDF
fund complex
(two closed-end
investment
companies);
Independent
Trustee, Gottex
Trust (an open-
end investment
company with
one portfolio).

Interested Trustee and Officers
Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	36	Trustee,
615 E. Michigan St.	and	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		(an open-end
Age: 52		2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

SCHOONER FUND
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years
John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 57	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator, U.S.
Milwaukee, WI 53202	Treasurer	January 24,	Bancorp Fund
Age: 40	and	2013	Services, LLC
	Principal		(2002–present).
Financial and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 35		2005	(2004–present).
Adam W. Smith	Assistant	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	Secretary	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		January 22,	Services, LLC
Age: 33		2015	(April 2012-present);
Research Associate,
Vista360, LLC (May
2010-April 2012),
Student, Marquette
University Law
School (August
2007-May 2012).

Anita M. Zagrodrik	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term;	President,
Milwaukee, WI 53202	Chief	Effective	U.S. Bancorp Fund
Age: 54	Compliance	July 1,	Services, LLC
	Officer and	2014	(2014–present);
	Anti-Money		Senior Vice President,
	Laundering		Ariel Investments,
	Officer		LLC (2010–2013);
Vice President, Ariel
Investments, LLC
(2003–2010).

SCHOONER FUND
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years
Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund
Age: 32		2011	Services, LLC
(2008–present).

Peter J. Chappy	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 39		2015	Services, LLC
(2008-present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2010-present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 866-724-5997. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available upon request by calling toll free, 866-724-5997 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files a complete schedule of a holdings with the SEC four times each fiscal year at quarter-ends. The Fund files a schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-724-5997 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

SCHOONER FUND

Investment Advisor	Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 9, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)           Trust for Professional Managers

By (Signature and Title)*        /s/ John Buckel
John Buckel, President

Date     February 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ John Buckel
John Buckel, President

Date     February 2, 2015

By (Signature and Title)*        /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     February 2, 2015

* Print the name and title of each signing officer under his or her signature.